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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event report)
                      January 16, 2001 (January 12, 2001)


                           CGB&L Financial Group, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  0-24793               37-1374123
(State or other jurisdiction of     (Commission            IRS Employer
 incorporation or organization)     File Number)        Identification No.)


               229 East South Street, Cerro Gordo, Illinois 61818
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (217) 763-2911
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)








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Item 5. Other Events

         On January 12, 2001, the registrant announced that CGB&L has entered into a non-binding letter of intent to be acquired for $23.00 per share by a company controlled by David Movtady. The transaction is subject to satisfactory completion of due diligence, the execution of a mutually satisfactory definitive agreement within 30 days, regulatory and CGB&L stockholder approvals, and other conditions.

         The letter of intent and the press release are attached as Exhibits
99.1 and 99.2, respectively, to this report and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

                                  Exhibit Index
                                  -------------

 Exhibit No.                       Exhibit                              Page No.
 -----------                       -------                              -------
    99.1         Letter of Intent by and between David Bijan Movtady          3
                 and CGB&L Financial Group, Inc. dated January 11,
                 2001
    99.2         Press Release dated January 12, 2001                         6


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CGB&L Financial Group, Inc.


Dated:  January 16, 2001                        By:  /s/ Maralyn F. Heckman
                                                   -----------------------------
                                                   Maralyn F. Heckman, President




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